UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment Number One and Restatement of:
CURRENT REPORT
Pusuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      August 28, 2003

Joy Global Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780, Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

We are submitting this amendment on Form 8-K/A to furnish the corrected version of our press release dated August 28, 2003. The correction changes the period referenced in the penultimate sentence of the “Other Items” paragraph of the release from the end of fiscal 2004 to the end of fiscal 2003.

ITEM 12. Results of Operations and Financial Condition.

(c)  Exhibits.

99    Corrected press release dated August 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.
Date: August 28, 2003	By: /s/ Donald C. Roof Donald C. Roof Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99	Corrected press release dated August 28, 2003 of Joy Global Inc. disclosing its financial results for the quarter ended August 2, 2003.